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EXHIBIT 10.31

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.

                        ADVISORY BOARD SERVICES AGREEMENT

THIS ADVISORY BOARD SERVICES AGREEMENT (the "AGREEMENT") is made on October 16, 2006 (the "EFFECTIVE DATE") by and between Reclamation Consulting and Applications, Inc., a Colorado corporation (the "COMPANY"), and Norman R. Gish, an individual residing at 8405-400 Eau Claire Avenue, S.W. Calgary, Alberta, Canada, (the "ADVISOR").

        WHEREAS, the Company has established a Board of Advisors to assist the Company and its Board of Directors in the development of a comprehensive business strategy; and

        WHEREAS, the Advisor has extensive experience and important contacts in the mining, oil sands, and drilling industries in Canada to which the Company intends to market its Alderox (R) line of products and services; and

        WHEREAS, the Company desires to engage the Advisor as a member of its Board of Advisors to assist the Company in its efforts to gain exposure for its Aldrerox (R) line of products in the above-stated industries and the Advisor desires to accept such engagement by the Company.

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1. TERM. The Company hereby agrees to engage the Advisor, and the Advisor hereby agrees to serve as a member of the Board of Advisors of the Company (the "ADVISORY BOARD") for a period commencing on October 16, 2006, (the "ENGAGEMENT DATE") and ending one (1) year from the Engagement Date (this period, subject to earlier termination or extension as provided, is referred to as the "TERM").

2.      DUTIES AND SERVICES.

        (A) During the Term of this Agreement, the Advisor agrees to serve as a member of the Advisory Board by performing the following duties and services (the "SERVICES"):

                (I)     to attend meetings of the Advisory Board;

                (II) to use best efforts in providing advice to the Company on matters within the Advisor's expertise, from time to time as requested by the Company; and

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                (III)   to perform such other reasonable and appropriate duties
                        as may be requested of the Advisor by the Company, in accordance with the terms of this Agreement.

        (B) The Advisor shall devote the amount of his/her time and effort to the business and affairs of the Company as is necessary to fulfill his/her duties to promote the interests of the Company. The Company and the Advisor agree and acknowledge that various factors, including the Company's possible expansion of its operations and business interests being pursued at that time, may require the Advisor to devote a significantly greater number of hours to the Company's business from time to time. Subject to the limitations of Section 5 below, and provided that business activities related to the Company do not materially interfere with the Advisor's ability to fulfill his obligations, the Advisor may engage in outside business activities during the Term of this Agreement.

3.      COMPENSATION AND EXPENSES.

        (A) COMPENSATION. Provided that the Advisor satisfactorily performs his obligations under this Agreement, the Company will compensate the Advisor as set forth on SCHEDULE A attached to this Agreement.

        (B) EXPENSES. The Company will reimburse the Advisor for all reasonable travel expenses that are (i) directly related to the Services performed hereunder, and (ii) approved of in writing in advance by the Company.

4. TERMINATION. Notwithstanding the provisions of Section 1, the Advisor's engagement hereunder may be terminated by the Company or the Advisor, as applicable, under the following circumstances:

        (A) CAUSE. The Company may terminate the Advisor's engagement hereunder for Cause (as defined below). For purposes of this Agreement the term "CAUSE" shall mean that the Company may terminate the Advisor's engagement hereunder upon a finding by the Board of Directors that the Advisor has (i) engaged in acts or omissions with respect to the Company or any affiliate of the Company which constitute intentional misconduct or a knowing violation of law as reasonably determined by the disinterested members of the Board of Directors; (ii) personally received a benefit in money, property or services from the Company or any affiliate of the Company or from another person or entity dealing with the Company in violation of this Agreement or applicable law, including any payment from a person or entity dealing with the Company or involved in any way in any transaction in which the Company is a party, unless previously disclosed to, and expressly approved by, the disinterested members of the Board of Directors; (iii) breached any material provision of this Agreement, including without limitation
                Section 5 or 6; (iv) engaged in gross negligence in the performance of duties to the Company or any affiliate of the Company; (v) repeatedly failed to perform Services for the Company or any affiliate of the Company which were reasonably requested by the Board of Directors and which are consistent with the terms of this Agreement; or (vi) been convicted of a felony. For purposes of this Agreement, the Company shall also have Cause to terminate the Advisor's engagement upon the decision of the Board of Directors to cause the Company to cease the operation of its business. In the event of such a decision to cause the Company to cease the operation of its business, this Agreement shall terminate as of the earlier of (i) the date that the operations cease or (ii) thirty (30) days following notice to the Advisor that the Board of Directors has determined, in its sole discretion, that the Advisor's Services are no longer required. This Agreement shall automatically terminate for Cause upon the death or Disability of the Advisor. Disability, as referred to in this Agreement, means the Advisor's failure to perform its duties for a stay of six (6) consecutive weeks during any twelve (12) month period due to mental or physical illness.

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        (B)     MUTUAL AGREEMENT. The Advisor's engagement may be terminated at any time by mutual written agreement between the Advisor and the Company.

        (C) EXTENSION. Within thirty (30) days prior to the end of the Term, the Company shall notify the Advisor if it wants to renew the Term, and in the event that the Advisor agrees, the renewal shall be for successive periods of one (1) year.

5.      CONFIDENTIALITY AND NON-COMPETITION.

        (A) CONFIDENTIAL MATERIALS. The Company and the Advisor acknowledge that the Services to be performed by the Advisor under this Agreement are unique and extraordinary and, as a result of such engagement, the Advisor will be in possession of confidential information and trade secrets (collectively, "CONFIDENTIAL MATERIAL") relating to current, previous and/or future business practices of the Company. The Advisor agrees that he will not, directly or indirectly, (i) disclose Confidential Material to any other person or entity either during or after his Engagement by the Company or (ii) use, except during his engagement by the Company in the business and for the benefit of the Company, any Confidential Material acquired by the Advisor during his engagement by the Company, without the prior written consent of the Company, which consent must be obtained by an appropriate officer of the Company, or as otherwise required by law or any rule or regulation of any federal or state authority. Upon termination of his/her engagement with the Company for any reason, the Advisor shall return to the Company all tangible manifestations of Confidential Material and any copies.

        (B) NON-COMPETITION. The Advisor agrees that during the Term hereof, without the prior written consent of the Board of Directors, he will not become a stockholder, other than as a holder of less than one percent (1%) of the outstanding stock of a public company, member, director, officer, advisor or agent of or consultant to any corporation, or member of or consultant to any partnership or other entity, or engage in any business as a sole proprietor or act as a consultant to any such entity, or otherwise engage, directly or indirectly, in any enterprise, in each case which competes directly with any business engaged in, or known by the Advisor to be contemplated to be engaged in, by the Company. The Advisor shall be deemed to know a business is "contemplated to be engaged in" by the Company when he is advised by the Company's Chairman of the Board, President, Chief Executive Officer or Chief Operations Officer that the Company has determined to pursue that particular business activity. Notwithstanding the foregoing, in the event that the Advisor desires to provide services as a consultant, agent or advisor (but not otherwise) to any entity engaged in a competitive business or activity of the Company as described above, the Advisor must provide at least three (3) working days' advance written notice of such proposed engagement to the Company. If the Company has not expressed, in writing, its reasonable objection to such engagement to the Advisor within three (3) working days after receiving such notice, the Advisor shall thereafter be deemed to be authorized by the Company to proceed with such engagement. The Advisor agrees that during the non-compete period referred to in this Section 5, neither the Advisor nor any person or enterprise controlled by the Advisor will solicit for engagement any person employed by the Company at, or at any time within three (3) years prior to, the time of the solicitation.

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        (C)     INJUNCTIVE RELIEF. The Advisor agrees that any remedy at law for any breach by him of this Section 5 would be inadequate and that the Company shall be entitled to injunctive relief.

6. SURVIVAL. Not withstanding anything to the contrary, the obligations of the Advisor under Section 5 above shall survive the termination of this Agreement.

7. INDEPENDENT CONTRACTOR. The Advisor shall be, and shall be deemed for all purposes to be, an independent contractor of, and not an employee of, the Company, and shall not participate in any employee benefit programs of the Company. The Advisor shall not be required to perform his Services during any given hours, attend meetings of employees, make reports required of employees or otherwise be accountable to the Company except as expressly set forth in this Agreement and any Schedule attached hereto and as amended from time to time during the Term hereof. Except as otherwise required by law, the Company shall not withhold any sums from the payments to be made for Social Security or other federal, state or local tax liabilities or contributions, and all tax withholdings, liabilities and contributions shall be solely the responsibility of the Advisor.

8. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to the law of conflicts of laws applied thereby. Any dispute between the parties arising out of or related to the construction, interpretation, enforcement or any other aspect of this Agreement shall be resolved in the County of Orange, State of California, as the exclusive forum selection of the parties. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

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9.      ABSENCE OF AUTHORITY. The Advisor does not have, nor shall the Advisor hold itself out as having, any right, power or authority to create any contract or obligation, whether express or implied, on behalf of, in the name of, or binding upon the Company, or to pledge or encumber any of the Company's assets, or to extend credit in the Company's name, unless the Company shall have delivered its prior written consent thereto.

10. NOTICES. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 10:

             If to the Company:              Reclamation Consulting and
                                             Applications, Inc.
                                             940 Calle Amanecer, Suite E,
                                             San Clemente, California 92673
                                             Attn:  Michael Davies
                                                    Chief Executive Officer

             with a copy (which shall
             not constitute notice) to:      August Law Group, P.C.
                                             19200 Von Karman Ave., Suite 900
                                             Irvine, California 92612
                                             Attn:  Kenneth S. August, Esq.
                                                    President

             if to the Advisor:              Norman R. Gish
                                             8405-400 Eau Claire Avenue S.W.
                                             Calgary, Alberta, Canada

11. BINDING AGREEMENT; ASSIGNMENT. This Agreement shall constitute the binding agreement of the parties hereto, enforceable against each of them in accordance with its terms. This Agreement shall inure to the benefit of each of the parties hereto, and their respective heirs, personal representatives, successors and assigns. This Agreement may not be assigned by the Advisor, whether by operation of law or by contract, without the prior, written consent of the Company.

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12.     ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement and understanding among the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings by any party, all of which are merged herein and superseded hereby.

13. FURTHER ASSURANCES. Each party agrees work in good faith with the other to realize the parties' expressed intention as set forth herein. In such regard the parties shall execute such other and further documents and perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

14. WAIVER. No waiver of any provision of this Agreement shall be deemed to be or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

15. SEVERABILITY. If any provision, paragraph, or subparagraph of this Agreement is adjudged by any court of law to be void or unenforceable in whole or in part, such adjudication shall not be deemed to affect the validity of the remainder of the Agreement, including any other provision, paragraph, or subparagraph. Each provision, paragraph, and subparagraph of this Agreement is declared to be separable from each and every other provision, paragraph, and subparagraph and constitutes a separate and distinct covenant.

16. HEADINGS. The headings in this Agreement have been inserted for convenience only and are not to be considered when constructing provisions of this Agreement.

17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. SPECIFIC PERFORMANCE. The parties hereby agree with each other that, in the event of any breach of this Agreement by any party where such breach may cause irreparable harm to any other party, or where monetary damages may not be sufficient or may not be adequately quantified, then the affected party or parties shall be entitled to immediate specific performance, injunctive relief or such other equitable remedies as may be available to it, which remedies shall be cumulative and non-exclusive, and in addition to such other remedies as such party may otherwise have at law or in equity. The parties expressly acknowledge and agree that this Section 18 shall take precedence over the arbitration provisions contained elsewhere in this Agreement under any circumstance which meets the standards imposed in the first sentence of this Section 18.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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        IN WITNESS WHEREOF, the parties hereto have set forth their hand as of the date and year first above written.


THE ADVISOR:                                  WITNESS:

 /s/ Norman R. Gish                            /s/
------------------------------                ------------------------------

By:  Norman R. Gish
   ---------------------------                ------------------------------


THE COMPANY:

RECLAMATION CONSULTING AND
APPLICATIONS, INC.                            ATTEST:


BY: /s/ Gordon Davies                         BY: /s/ Michael Davies
   ---------------------------                   ---------------------------
Name:   Gordon Davies                         Name:   Michael Davies
Title:  President                             Title:  Chief Executive Officer





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                                   SCHEDULE A

                                  COMPENSATION

COMPENSATION. As compensation for the Advisor's Services, the Advisor shall be entitled to receive the compensation set forth below, as the same may be amended from time to time in accordance with the Agreement, as follows:

        o WARRANTS TO PURCHASE SHARES. The Company hereby grants the Advisor five hundred thousand (500,000) warrants (the "WARRANTS") to purchase an equal number of restricted common stock shares of the Company, at a price of Fifteen Cents ($0.15) per share, as more fully set forth in the Warrant Certificate issuable pursuant hereto, dated the date of the Agreement.









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